OTHER PAYABLES AND ACCRUED EXPENSES (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
OTHER PAYABLES AND ACCRUED EXPENSES
Payroll and other employee related accruals	$ 16,227	$ 16,715
Forward liability	0	461
Accrued expenses	6,829	8,339
Government authorities	1,082	2,274
Provision for returns	1,675	2,137
Other	10	17
Total other payables and accrued expenses	$ 25,823	$ 29,943